UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2003
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On November 10, 2003, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended October 31, 2003.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.14)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: November 10, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.14	Press Release issued by Countrywide Financial Corporation pertaining to its results of operational statistics for the month ended October 31, 2003.

Exhibit 99.14

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	David Bigelow Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS OCTOBER OPERATIONAL DATA
– SERVICING PORTFOLIO SETS NEW BENCHMARK AT $621 BILLION –
–PURCHASE FUNDINGS OF $12 BILLION DRIVE YEAR-TO-DATE VOLUME OVER $100 BILLION–
– ARM FUNDINGS REACH $11 BILLION –

CALABASAS, CA (November 10, 2003) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended October 31, 2003. Operational highlights for October included the following:

  The servicing portfolio reached a new milestone of $621 billion, an increase of $169 billion since the beginning of the year, and 47 percent higher than October 2002.
  As expected, loan fundings for the month declined from the prior month to $29 billion. Production volume for the ten-months year-to-date totaled $388 billion and was $136 billion more than total production for all of calendar 2002.
  Monthly purchase fundings of $12 billion were 32 percent greater than October 2002, and accounted for 43 percent of total fundings. Year-to-date purchase volume of $108 billion has exceeded the $86 billion produced for all of 2002 by 25 percent.
  Demand for less interest-rate sensitive products – adjustable-rate, home equity and subprime loans –continues to be strong.
- Adjustable-rate loan production was $11 billion this month, 183 percent greater than October 2002. ARM volume year-to-date totaled $74 billion.
- Home equity loan fundings were $1.8 billion, 56 percent higher than October 2002, and totaled $15 billion year-to-date.
- Subprime loan production was $2.4 billion for the month, up 142 percent over the prior year, and totaled $16 billion year-to-date.
  Average daily application volume decreased slightly over last month to $1.6 billion. The mortgage pipeline continued to decline, as expected, but remained strong at $43 billion.

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2-2-2

  Corresponding with lower production levels, securities trading volume at Countrywide Securities Corporation, a registered broker-dealer, declined to $208 billion for the month. Nonetheless, year-to-date trading volume reached $2.5 trillion, exceeding full year 2002 results by 25 percent.
  Total assets at Countrywide Bank, a division of Treasury Bank, NA, rose to $17 billion, an increase of 4 percent from last month and 242 percent more than October 2002.
  Net earned premiums at the Insurance carriers -- Balboa Life & Casualty and Balboa Reinsurance -- rose 27 percent over last year to $70 million. Year-to-date net earned premiums were $601 million, surpassing full year 2002 net earned premiums of $562 million.
  Sub-servicing volume at Global Home Loans now stands at $100 billion, up 67 percent from $60 billion in October 2002.

“Countrywide’s proficiency and agility in responding quickly to changes in the market were demonstrated again this month,” said Stanford L. Kurland, Chief Operating Officer. “Our less interest-rate sensitive production gained steam, as purchase production and adjustable-rate mortgages, home equity and subprime loans have continued to exhibit substantial year-over-year growth. All production efforts remain well-supported by our variable cost structure, and the commission-based sales force is expected to help boost our purchase market share. Despite a continued slowing of refinance activity in the market place, our Production sector performance remains strong. Meanwhile, our servicing portfolio has now surpassed the $620 billion level, and provides a substantial platform for servicing earnings going forward. For the month, fundings exceeded prepayments by $15 billion.

“Our Diversified efforts also continue to produce positive results,” Kurland concluded. “Capital Markets, with monthly trading volume still in excess of $200 billion, is expected to benefit from growth in our U.S. Treasury trading efforts as mortgage-related trading activities decline. Similarly, previous restructuring efforts in our Insurance businesses have yielded improved results. The recent California wild fires are not expected to have a material impact on Countrywide. Assets at Countrywide Bank, which have grown at a rapid pace, provide for greater earnings contribution going forward. The Bank now expects to end the year at $19 billion in total assets through continuing to successfully pursue the activities within its approved business plan. Overall, Countrywide has established a solid foundation for long-term growth driven by the positive dynamics of our Mortgage Business and the synergies captured by our Diversified Businesses.”

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3-3-3

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; Countrywide Insurance Services, Inc., a national insurance agency offering home-related insurance products; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                            October          October
                                                              2003             2002          Year-to-Date
                                                          -------------    -------------    ---------------

MORTGAGE BANKING
----------------
     Production
        Average Daily Loan Applications                         $1,564           $1,962             $2,330
        Total Mortgage Loan Pipeline (loans in process)        $42,650          $51,816

        Consumer Markets Divisions' Fundings                    $8,198           $8,294            $97,527
        Wholesale Lending Division Fundings                      6,235            8,175             81,584
        Correspondent Lending Division Fundings                 10,908           16,781            176,960
        Capital Markets Fundings                                 2,314            1,264             19,882
        Treasury Bank Fundings (2)                               1,310              146             11,556
                                                          ------------- -- -------------    ---------------
             Total Loan Fundings                               $28,965          $34,660           $387,509

     Purchase Fundings (3)                                     $12,366           $9,388           $107,813
     Non-purchase Fundings (3)                                 $16,599          $25,272           $279,696

     Government Fundings                                        $1,774           $2,139            $21,690
     ARM Fundings                                              $10,676           $3,777            $73,658
     Home Equity Fundings                                       $1,752           $1,121            $14,678
     Subprime Fundings                                          $2,424           $1,002            $15,541

     Loan Closing Services (units)
        Credit Reports                                         518,308          514,394          5,709,985
        Flood Determinations                                   217,195          265,712          2,739,119
        Appraisals                                              53,783           60,342            589,981
        Automated Property Valuation Services                  399,559          308,463          3,333,618
        Other                                                   11,457           13,326            122,147
                                                          ------------- -- -------------    ---------------
               Total Units                                   1,200,302        1,162,237         12,494,850

     Servicing (4)
        Volume                                                $621,000         $421,720
        Units                                                4,923,935        3,795,952
        Subservicing Volume (5)                                $11,921          $11,101
        Prepayments in Full                                    $14,315          $18,281           $209,434
        Bulk Servicing Acquisitions                             $1,845             $293             $5,745
        Portfolio Delinquency (%) - CHL (6)                      3.54%            4.42%
        Foreclosures Pending (%) - CHL (6)                       0.50%            0.56%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                October             October
                                                  2003               2002            Year-to-Date
                                             ---------------     --------------     ---------------

INSURANCE
---------
Net Premiums Earned
   Carrier                                              $59                $47                $498
   Reinsurance                                          $11                 $8                $103

CAPITAL MARKETS
---------------
   Securities Trading Volume (7)                   $208,429           $233,930          $2,482,738

BANKING
-------
   Assets held by Treasury Bank (billions)            $17.1               $5.0

Global Home Loans
-----------------
   GHL Subservicing Volume (billions)                  $100                $60

Working Days                                             23                 23                 212
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                      YTD
                                           Oct-02   Nov-02    Dec-02     Jan-03     Feb-03     Mar-03     Apr-03     May-03    Jun-03    Jul-03    Aug-03    Sep-03    Oct-03        Total
                                           ------   ------    ------     ------     ------     ------     ------     ------    ------    ------    ------    ------    ------        -----
MORTGAGE BANKING
----------------
    Loan Production
      Working Days                              23       20         21         21         19         21         22        21         21       22        21        21        23           212
      Average Daily Applications            $1,962   $2,196     $1,870     $2,001     $2,192     $2,687     $2,286    $3,190     $3,243   $2,529    $1,808    $1,858    $1,564        $2,330
      Mortgage Loan Pipeline
(loans-in-process)                         $51,816  $54,776    $49,121    $48,218    $49,347    $59,005    $56,516   $74,086    $82,490  $70,377   $53,576   $47,182   $42,650

      Consumer Markets Divisions'
Fundings                                    $8,294   $7,714     $8,190     $7,284     $7,273     $8,971    $10,251    $9,486    $11,478  $12,911   $12,283    $9,392    $8,198       $97,527
      Wholesale Lending Division
Fundings                                    $8,175   $7,546     $8,351     $7,508     $6,841     $8,896     $9,721    $8,481    $10,517  $10,531    $7,222    $5,632    $6,235       $81,584
      Correspondent Lending Division
Fundings                                   $16,781  $15,327    $17,613    $17,489    $15,203    $17,130    $19,644   $18,484    $22,749  $24,258   $17,870   $13,225   $10,908      $176,960
      Capital Markets Fundings              $1,264   $1,449       $903     $1,120     $1,040     $1,914     $1,357    $1,897     $2,231   $2,884    $2,059    $3,066    $2,314       $19,882
      Treasury Bank Fundings (1)              $146     $174       $176       $274       $516       $944     $1,277    $1,174     $1,463   $1,255    $1,541    $1,802    $1,310       $11,556
                                          --------- -------- ---------- ---------- ---------- ---------- ---------- --------- ---------- -------- --------- --------- ---------    ----------
          Total Loan Fundings              $34,660  $32,210    $35,233    $33,675    $30,873    $37,855    $42,250   $39,522    $48,438  $51,839   $40,975   $33,117   $28,965      $387,509

      Purchase Fundings (2)                 $9,388   $7,749     $8,757     $7,766     $6,629     $9,513     $9,576   $10,183    $13,138  $13,352   $12,571   $12,719   $12,366      $107,813
      Non-purchase Fundings (2)            $25,272  $24,461    $26,476    $25,909    $24,244    $28,342    $32,674   $29,339    $35,300  $38,487   $28,404   $20,398   $16,599      $279,696

      Government Fundings                   $2,139   $1,865     $1,977     $1,683     $1,614     $1,984     $2,296    $2,251     $2,700   $2,790    $2,505    $2,093    $1,774       $21,690
      ARM Fundings                          $3,777   $3,771     $4,223     $3,976     $4,018     $5,839     $6,739    $6,369     $7,378   $8,580   $10,011   $10,072   $10,676       $73,658
      Home Equity Fundings                  $1,121   $1,065     $1,167     $1,106     $1,096     $1,280     $1,445    $1,375     $1,553   $1,694    $1,697    $1,680    $1,752       $14,678
      Subprime Fundings                     $1,002   $1,032     $1,169     $1,114       $901     $1,308     $1,208    $1,608     $1,440   $1,726    $1,654    $2,158    $2,424       $15,541

    Loan Closing Services (units):
      Credit Reports                       514,394  437,052    385,059    507,283    473,292    611,346    583,797   696,983    701,809  624,949   492,787   499,431   518,308     5,709,985
      Flood Determinations                 265,712  237,244    221,390    258,705    249,014    286,471    271,860   330,951    359,226  308,255   234,552   222,890   217,195     2,739,119
      Appraisals                            60,342   52,369     51,813     52,008     48,472     63,395     61,060    60,867     70,187   68,677    60,025    51,507    53,783       589,981
      Automated Property Valuation
Services                                   308,463  260,655    202,529    164,795    177,317    324,231    331,797   412,313    397,954  416,691   349,978   358,983   399,559     3,333,618
      Other                                 13,326   11,860     14,094     12,302     11,856     13,096     12,494    12,275     11,541   12,791    12,566    11,769    11,457       122,147
                                          --------- -------- ---------- ---------- ---------- ---------- ---------- --------- ---------- -------- --------- --------- ---------    ----------
                                          1,162,237 999,180    874,885    995,093    959,951  1,298,539  1,261,008  1,513,389 1,540,717  1,431,3631,149,908 1,144,580 1,200,302    12,494,850
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                          YTD
                                        Oct-02   Nov-02    Dec-02    Jan-03    Feb-03    Mar-03    Apr-03    May-03    Jun-03    Jul-03    Aug-03   Sep-03    Oct-03     Total
                                        ------   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------   ------    ------     -----
MORTGAGE BANKING (continued)
----------------------------
    Servicing (3)
      Volume                           $421,720  $435,331  $452,405  $469,152 $484,193  $502,079  $519,872  $537,198  $559,124  $576,670  $591,905  $606,095 $621,000
      Units                            3,795,952 3,870,0473,970,896  4,071,4134,164,020 4,265,322 4,369,450 4,467,789 4,587,387 4,678,947 4,760,141 4,834,9434,923,935

      Subservicing Volume (4)           $11,101  $11,284    $11,138  $10,998   $11,040   $10,957   $11,464   $11,739   $11,518   $11,645   $11,483  $11,446   $11,921

      Prepayments in Full               $18,281  $16,913    $16,788  $15,568   $15,896   $18,588   $23,689   $21,249   $24,069   $33,361   $25,236  $17,463   $14,315   $209,434

      Bulk Servicing Acquisitions          $293     $747       $102     $685      $713      $180      $386      $348      $321      $345      $341     $581    $1,845     $5,745

      Portfolio Delinquency - CHL (5)     4.42%    4.57%      4.62%    4.24%     4.11%     3.77%     3.82%     3.82%     3.79%     3.78%     3.77%    3.81%     3.54%
      Foreclosures Pending - CHL (5)      0.56%    0.57%      0.55%    0.55%     0.57%     0.53%     0.50%     0.49%     0.47%     0.46%     0.46%    0.45%     0.50%

INSURANCE
---------
  Net Premiums Earned
    Carrier                                 $47      $43        $49      $51       $44       $48       $40       $50       $47       $54       $55      $50       $59       $498
    Reinsurance                              $8       $9         $8       $9        $9       $10       $10       $11       $10       $11       $11      $11       $11       $103

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)      $233,930  $196,180  $178,588  $212,338 $186,263  $241,436  $238,706  $278,016  $295,132  $326,751  $255,513  $240,154 $208,429  $2,482,738

BANKING
-------
    Assets held by Treasury Bank
(billions)                                 $5.0     $5.3       $5.1     $6.5      $7.3      $8.9     $10.1     $11.8     $13.1     $14.1     $15.1    $16.4     $17.1

Global Home Loans
-----------------
    GHL Subservicing Volume
(billions)                                  $60      $80        $80      $92       $90       $90       $91       $94       $95       $93       $90      $96      $100

Workforce Head Count: (7)
    Loan Originations                    14,321   15,027     15,507   15,887    16,351    17,074    17,941    18,575    19,780    20,903    20,447   19,251    18,968
    Loan Servicing                        4,931    5,036      5,154    5,217     5,350     5,555     5,774     5,821     5,874     6,003     6,002    6,111     6,087
    Loan Closing Services                 1,018    1,038      1,042    1,042     1,023     1,032     1,052     1,072     1,090     1,115     1,065      956       955
    Insurance                             1,684    1,672      1,625    1,699     1,682     1,694     1,713     1,740     1,738     1,819     1,851    1,904     1,882
    Capital Markets                         356      364        369      376       381       388       391       402       420       429       440      452       470
    Global Operations                     1,367    1,356      2,171    2,177     2,169     2,120     2,069     1,999     1,928     1,898     1,897    1,962     1,965
    Banking                                 531      546        554      663       680       749       779       775       822       876       808      804       787
    Corporate Overhead & Other            2,765    2,837      2,850    2,812     2,844     2,927     2,990     3,038     3,126     3,270     3,238    3,309     3,282
                                       --------- -------- ---------- -------- --------- --------- --------- --------- --------- --------- --------- -------- ---------
                                         26,973   27,876     29,272   29,873    30,480    31,539    32,709    33,422    34,778    36,313    35,748   34,749    34,396
                                       ========= ======== ========== ======== ========= ========= ========= ========= ========= ========= ========= ======== =========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.